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                                                                    Exhibit 10.1

                        AMENDMENT TO AMENDED AND RESTATED
                                CREDIT AGREEMENT

                  THIS AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of April 12, 1999 by and among Safeguard Scientifics, Inc., a Pennsylvania corporation ("SSI" or a "Borrower"), Safeguard Scientifics (Delaware) Inc., a Delaware corporation ("SSD" or a "Borrower"), Safeguard Delaware, Inc., a Delaware corporation ("SDI" or a "Borrower" and, collectively with SSI and SSD, the "Borrowers") and PNC Bank, National Association and each of the other "Lenders" which are party hereto (herein, the "Lenders").

                                   BACKGROUND

                  A. The parties entered into that certain Amended and Restated Credit Agreement dated April 17, 1998 (as amended to date, the "Loan Agreement").

                  B. Lenders and the Borrowers desire to amend the Loan Agreement in the manner hereinafter set forth.

                  C. Capitalized terms that are not defined herein shall have the meanings ascribed to them in the Loan Agreement.

                  D. Subject to compliance with all conditions specified herein, all amendments hereinafter set forth are effective as of the date hereof unless otherwise expressly stated herein to the contrary.

                  NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

                  1. EXTENSION OF COMMITMENT TERMINATION DATE. Effective as of April 16, 1999, the Commitment Termination Date II relating to the $50,000,000 Revolving Loan II be and is hereby extended to April 14, 2000, which date shall constitute the "Commitment Termination Date II".

                  2. INVESTMENT LIMIT. Section 6.6(a)(i) of the Loan Agreement is, effective as of January 1, 1999, amended and restated in its entirety as follows:

                  "(a) (i) The aggregate of all Investments may not exceed $200,000,000 in the aggregate for Borrowers' fiscal years 1999 and 2000 and may not exceed $50,000,000 for each fiscal year thereafter."

                  3.       MISCELLANEOUS.

                  A. CONSTRUCTION. The provisions of this Amendment shall be in addition to those of the Loan Agreement, the Notes and the Security Documents, all of which shall be construed as integrated and complementary to each other. In the event of any express

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inconsistency between the terms hereof and those contained in the Loan
Agreement, the terms hereof shall control. Except as modified by the terms hereof, all terms and provisions of the Loan Agreement remain unchanged and in full force and effect.

                  B. BINDING EFFECT; ASSIGNMENT AND ENTIRE AGREEMENT. This Amendment shall inure to the benefit of, and shall be binding upon, the respective successors and permitted assigns of the parties hereto. Borrowers have no right to assign any of their rights or delegate any of their obligations hereunder without the prior written consent of Lenders. This Amendment, together with the Loan Agreement, the Notes and the Security Documents, constitute the entire agreement among the parties relating to the subject matter thereof. All exhibits referred to herein and attached hereto shall be deemed expressly incorporated herein by reference and made a part hereof.

                  C. WAIVER OF JURY TRIAL. BORROWERS AND LENDERS IRREVOCABLY WAIVE TRIAL BY JURY AND THE RIGHT THERETO IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF, THIS AMENDMENT, THE NOTES, SECURITY DOCUMENTS, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT TO THIS AMENDMENT, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

                  D. EXPENSES. In addition to all other expense reimbursement obligations of the Borrowers contained in the Loan Agreement and the Security Documents, Borrowers will reimburse Lenders for all costs and expenses, including reasonable attorneys' fees, incurred by Lenders in the negotiation, preparation and consummation of this Amendment and the documents to be delivered pursuant hereto.

                  E. REAFFIRMATION AND RELEASE. Borrowers ratify and reaffirm all of their Obligations to Lenders and agree that the same are owing without set-off, counterclaim or other defense of any nature. Borrowers specifically ratify and reaffirm all waiver of jury trial provisions set forth in the Loan Agreement, the Notes and the Security Documents.

                                       2


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                LENDERS:

                                PNC BANK, NATIONAL ASSOCIATION

                                By:    /s/ Joseph P. Meterchick
                                Title: Vice President

                                NATIONAL CITY BANK OF PENNSYLVANIA

                                By:  /s/ Charles P. Bugajski
                                Title: Vice President

                                MELLON BANK

                                By:  /s/ Gilbert Mateer
                                Title: Vice President

                                WILMINGTON TRUST OF PA

                                By:  /s/Thomas J. Raymond
                                Title: Vice President

                                FIRST UNION NATIONAL BANK

                                By:  /s/ Robert J. Dite
                                Title: Vice President

                                U.S BANK NATIONAL ASSOCIATION

                                By:  /s/ Mark Olmon
                                Title: Vice President



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                                BORROWERS:




                                SAFEGUARD SCIENTIFICS, INC.

                                By:      /s/ Michael W. Miles
                                        Title:  Senior Vice President and CFO





                                SAFEGUARD SCIENTIFICS (DELAWARE) INC.

                                By:      /s/ Michael W. Miles
                                        Title: Vice President





                                SAFEGUARD DELAWARE, INC.

                                By:      /s/ Michael W. Miles
                                        Title:  Vice President


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